Exhibit 10.2

EXECUTION VERSION

AMENDMENT NO. 1 TO VOTING AGREEMENT

This Amendment No. 1 to Voting Agreement (this “Amendment”) is made and entered into as of ___________, 2022, by and between Impac Mortgage Holdings, Inc., a Maryland corporation (the “Company”), and ________________________ (the “Stockholder”).

RECITALS

A.                The Company and the Stockholder are parties to that certain Voting Agreement, dated on or about April 29, 2022, or May 17, 2022 (the “Agreement”), pursuant to which the Stockholder has agreed to vote in favor of certain proposed amendments to the Company’s Series B Preferred Stock and Series C Preferred Stock that would, among other matters, permit the closing of a proposed Exchange Offer for all of the outstanding shares of the Company’s Series B Preferred Stock and Series C Preferred Stock and the subsequent redemption of all of the outstanding shares of Series B Preferred Stock and Series C Preferred Stock that remain outstanding after the completion of the Exchange Offer; and

B.                Pursuant to the Agreement, the Company anticipated that a portion of the consideration to be paid per share of Series B Preferred Stock or Series C Preferred Stock in connection with the Exchange Offer and subsequent redemption would be payable in cash, as set forth in the Form of Amendments attached to the Agreement, as well as shares of Common Stock and, in the case of the Series C Preferred Stock, warrants, as set forth in the Form of Amendments; and

C.                The Company and the Stockholder now desire to provide that if, at the time that the Exchange Offer closes, the payment of cash in exchange for all of the shares of Series B Preferred Stock and Series C Preferred Stock tendered in the Exchange Offer would cause (a) the Company to violate the restrictions on payment of distributions to stockholders under Section 2-311 of the Maryland General Corporation Law, (b) any material breach of or default under the terms and conditions of any obligation of the Company, including any agreement relating to its indebtedness, or (c) the Company to violate any restriction or prohibition of any law rule or regulation applicable to the Company or of any order, judgment or decree of any court or administrative agency, then, in lieu of the cash portion of the consideration payable in the Exchange Offer and, upon the subsequent redemption of shares of Series B Preferred Stock or Series C Preferred Stock that remain outstanding after the completion of the Exchange Offer, each holder of a share of Series B Preferred Stock may receive 50 shares, and each holder of a share of Series C Preferred Stock may receive one share, of a new series of preferred stock of the Company having the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption set forth in the Terms of New Preferred Stock attached hereto as Exhibit A-3 and as otherwise contemplated by the exhibits to this Amendment (the “Terms of New Preferred Stock”); and

D.                The Company and the Stockholder desire to amend the Agreement on the terms and conditions hereinafter set forth and have executed and delivered this Amendment for such purpose.

NOW, THEREFORE, in consideration of the foregoing and the respective terms, provisions and conditions set forth below and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, do hereby agree as follows:

1.                  All capitalized terms used in this Amendment and not otherwise defined herein have the meaning give to such terms in the Agreement.

2.                  The foregoing recitals are hereby made a part of this Amendment.

3.                  The Agreement is hereby amended by replacing the Form of Amendment setting forth the proposed amended terms of the Series B Preferred Stock and the Form of Amendment setting forth the proposed amended terms of the Series C Preferred Stock attached to the Agreement as exhibits thereto, with the forms of Articles of Amendment attached hereto as Exhibit A-1 and Exhibit A-2 hereto, respectively.

4.                  To the extent that the Company determines that such action is reasonably necessary to accommodate the requirements of any petition for attorneys’ fees or order with respect to attorneys’ fees of class counsel to the holders of Series B Preferred Stock, the Company may modify the Terms of New Preferred Stock or create two separate classes of preferred stock (such that the holders of Series B Preferred Stock and Series C Preferred Stock receive separate series of preferred stock) to permit the payment of such attorneys’ fees solely by the holders of Series B Preferred Stock.

5.                  [The undersigned further agrees and acknowledges that to the extent the undersigned is a holder of one or more of the Company’s Third Amended and Restated Convertible Promissory Notes, dated May 9, 2022 (the “Notes”), the undersigned agrees that, if the Company has not received by October 31, 2022, approval of its stockholders for the exchange of its Series B Preferred Stock and Series C Preferred Stock for any combination of cash, shares of Common Stock, shares of new Company preferred stock and/or other good and valuable consideration on terms agreed to by the requisite percentage of holders of the Company’s Series B Preferred Stock and Series C Preferred Stock and provided notice of the subsequent redemption of any remaining outstanding Series B Preferred Stock and its Series C Preferred Stock for any combination of  cash, shares of Common Stock, shares of new Company preferred stock and/or other good and valuable consideration  then the “Stated Maturity Date” of the Notes shall mean November 9, 2022.]1

6.                  Except as modified by this Amendment, the Agreement remains in full force and effect and unmodified. If there shall be any conflict or inconsistency between the terms and conditions of this Amendment and those of the Agreement, the terms and conditions of this Amendment shall control.

[Signature page follows]

1 NTD: Section 5 to be included in amendments to Voting Agreement to be signed by RHP Trust and Vintage Trust II.

2

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered on the date and year first above written.

COMPANY:

IMPAC MORTGAGE HOLDINGS, INC.

By:
Name:
Title:

3

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered on the date and year first above written.

STOCKHOLDER:

Name of Stockholder (please print)

By:
Name:
Title:

4

EXHIBIT A - 1

SERIES B PREFERRED STOCK – ARTICLES OF AMENDMENT

(see attached)

EXHIBIT A-1

IMPAC MORTGAGE HOLDINGS, INC.

ARTICLES OF AMENDMENT1

Impac Mortgage Holdings, Inc., a Maryland corporation (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland (the “SDAT”) that:

FIRST: Articles Supplementary (the “Articles Supplementary”) of the Corporation establishing the Corporation’s 9.375% Series B Cumulative Redeemable Preferred Stock (the “Series B Preferred Stock”) were filed with and accepted for record by the SDAT on May 26, 2004 and formed a part of the charter of the Corporation (the “Charter”). The Articles Supplementary are hereby amended to add the following new Section 8, Section 9, Section 10 and Section 11 to follow Section 7:

(8)       DEFINED TERMS. As used in this Section 8 and in Section 9, Section 10 and Section 11, the following terms shall have the following meanings:

(a)       “Amendment Effective Date” means the date the Articles of Amendment setting forth this Section 8 and in Section 9, Section 10 and Section 11 are accepted for record by the State Department of Assessments and Taxation of Maryland (the “SDAT”).

(b)        “Exchange Offer” means the Exchange Offer as defined in the Exchange Offer Registration Statement.

(c)       “Exchange Offer Registration Statement” means the Registration Statement on Form S-4, Commission File No. 333-______, filed by the Corporation with the United States Securities and Exchange Commission under the Securities Act of 1933, as amended, and all amendments thereto, and the related form of prospectus included therein.

(d)       “Series C Special Redemption” means the Corporation’s right and obligation to redeem outstanding shares of the Corporation’s 9.125% Series C Cumulative Redeemable Preferred Stock (the “Series C Preferred Stock”) pursuant to the “Series C Special Redemption” set forth in Articles of Amendment filed with, and accepted for record by, the SDAT on or about the Amendment Effective Date and described in the Exchange Offer Registration Statement.

(e)       “New Preferred Stock” means the Corporation’s Series ___ Cumulative Redeemable Preferred Stock, having the terms set forth in the form of Articles Supplementary attached as Annex ___ to the Exchange Offer Registration Statement.2

1 These Articles of Amendment to be filed with the SDAT before the closing of the Exchange Offer.

2 Terms of the New Preferred Stock will be as set forth in the Terms of New Preferred Stock and, as described therein, New Preferred Stock may be defined to include more than one class.

(9)       EXCHANGE OFFER REDEMPTIONS. Subject to the terms and conditions of the Exchange Offer as described in the Exchange Offer Registration Statement, the Corporation shall have the right and obligation to redeem outstanding shares of Series B Preferred Stock, and the right and obligation to redeem outstanding shares of Series C Preferred Stock pursuant to the Exchange Offer (the “Exchange Offer Redemptions”). The Corporation’s power to effect the Exchange Offer Redemptions shall be without regard to or compliance with any other provision set forth in the Articles Supplementary classifying the Series B Preferred Stock (the “Original Articles”), including, without limitation, Section 3 [Dividends] and Section 5 [Redemption] thereof. In furtherance of, and without limitation to, the foregoing sentence, in connection with the Exchange Offer Redemptions, the Corporation shall have no obligation to pay or make allowance for, and will make no payment or allowance for, accrued and unpaid dividends on any share of Series B Preferred Stock outstanding (whether or not any such dividends have accumulated and whether or not such dividends accrued before or after the Amendment Effective Date). The redemption of shares of Series B Preferred Stock pursuant to the Exchange Offer Redemptions shall not prejudice any person’s rights to receive the amount contemplated by Order Number 5 in the Judgment Order by the Circuit Court for Baltimore City, dated July 16, 2018, as modified in the Judgement Order by the Circuit Court for Baltimore City, dated July 24, 2018, in the matter Curtis J. Timm, et al v Impac Mortgage Holdings, Inc., et al. (the “Judgment Order Number 5”).

(10)       SERIES B SPECIAL REDEMPTION.

(a)       Right and Obligation of Series B Special Redemption. The Corporation shall have the right and obligation to redeem all outstanding shares of Series B Preferred Stock pursuant to the special redemption set forth in this Section 10 (the “Series B Special Redemption”) and the power to effect the Series C Special Redemption. The Corporation’s right and obligation to effect the Series B Special Redemption and the Corporation’s power to effect the Series C Special Redemption shall be without regard to or compliance with any other provision set forth in the Articles Supplementary classifying the Series B Preferred Stock-, including, without limitation, Section 3 [Dividends] and Section 5 [Redemption] thereof. In furtherance of, and without limitation to, the foregoing sentence, in connection with the Series B Special Redemption and the Series C Special Redemption, the Corporation shall have no obligation to pay or make allowance for, and will make no payment or allowance for, accrued and unpaid dividends on any share of Series B Preferred Stock outstanding (whether or not any such dividends have accumulated and whether or not such dividends accrued before or after the Amendment Effective Date).

(b)       Special Redemption Price. The Corporation shall have the right to redeem the outstanding shares of Series B Preferred Stock, in whole but not in part, on such date as may be fixed by the Corporation on or prior to the date that is two years from the Amendment Effective Date for the following per share redemption price (the “Special Redemption Price”): (i) either (A) $5.00 or (B) 50 shares of New Preferred Stock, whichever is paid to a holder of a share of Series B Preferred Stock in connection with the closing of the Exchange Offer, and (ii) 20 shares of the Corporation’s Common Stock, $0.01 par value per share.3 If the Corporation has not provided written notice of its election to effect the Series B Special Redemption by the date that is 65 days from the Amendment Effective Date, then, upon the written request of the holder of any outstanding share of Series B Preferred Stock on or prior to the date that is two years from the Amendment Effective Date (the “Stockholder Put Notice”), the Corporation shall effect the Series B Special Redemption for all, but not less than all, of the outstanding shares of Series B Preferred Stock at the Special Redemption Price on such date as may be fixed by the Corporation within 90 days of receipt by the Corporation of the Stockholder Put Notice (the “Put Closing Date”) in accordance with this Section 10.

3 The “Special Redemption Price” may be modified or reduced as described in Section 1.1 of the Voting Agreement, including, to the extent required by any court order, or reasonably necessary to accommodate any pending fee petition of class counsel for the holders of Series B Preferred Stock, to provide for escrow or payment to such class counsel a portion of the cash or New Preferred Stock otherwise payable to the holders of Series B Preferred Stock upon a special redemption of the Series B Preferred Stock. If, as contemplated by the Terms of New Preferred Stock, two classes of New Preferred Stock are created, this reference will be updated to specify the New Preferred Stock payable to the holders of Series B Preferred Stock.

(c)       No Dividends Paid with Respect to Series B Special Redemption. Except as expressly provided for in the last sentence of this Section 10(c), in connection with the Series B Special Redemption, the Corporation shall only be obligated to pay with respect to each share of Series B Preferred Stock the Special Redemption Price and the Corporation shall have no obligation to pay or make allowance for, and will make no payment or allowance for, accrued and unpaid dividends on any share of Series B Preferred Stock outstanding (whether or not any such dividends have accumulated and whether or not such dividends accrued before or after the Amendment Effective Date). The redemption of shares of Series B Preferred Stock shall not prejudice any person’s rights to receive the amount contemplated by the Judgment Order Number 5.

(d)       Effect on Series B Preferred Stock. If notice of the Series B Special Redemption has been given as contemplated below and if the funds and other Special Redemption Price consideration necessary for the Series B Special Redemption have been set aside by the Corporation for the benefit of the holders of shares of Series B Preferred Stock, then, from and after the date of the Series B Special Redemption, the shares of Series B Preferred Stock shall no longer be deemed outstanding, dividends will cease to accrue on shares of Series B Preferred Stock, and all rights of the holders of such shares will terminate, except the right to receive for each share of Series B Preferred Stock the Special Redemption Price. Holders of Series B Preferred Stock shall surrender such shares of Series B Preferred Stock at the place and in accordance with the procedures specified in such notice and, upon such surrender, each such share of Series B Preferred Stock shall be redeemed by the Corporation at the Special Redemption Price.

(e)       Procedures for Series B Special Redemption.

(i)       If the Corporation elects to effect the Series B Special Redemption or is required to effect the Series B Special Redemption pursuant to this Section 10, the Corporation shall send notice of the Series B Special Redemption substantially in accordance with the applicable procedures of The Depository Trust Company, including notice periods or required information as shall be determined by the Corporation in accordance with the applicable procedures of The Depository Trust Company. No failure to give such notice or any defect thereto or in the mailing thereof shall affect the validity of the Series B Special Redemption except as to the holder to whom notice was defective or not given and is not later corrected or given.

(ii)       If the Corporation elects to effect the Series B Special Redemption or is required to effect the Series B Special Redemption pursuant to this Section 10, the Corporation shall deposit the required funds and any other Special Redemption Price consideration with a bank or trust company for the purpose of redeeming Series B Preferred Stock, which deposit shall be irrevocable except that:

(A)       the Corporation shall be entitled to receive from such bank or trust company the interest or other earnings, if any, earned on any money so deposited in trust, and the holders of any shares redeemed shall have no claim to such interest or other earnings; and

(B)       any balance of funds and any other Special Redemption Price consideration so deposited by the Corporation and unclaimed by the holders of the Series B Preferred Stock entitled thereto at the expiration of two years from the applicable redemption date shall be repaid, together with any interest or other earnings thereon, to the Corporation, and after any such repayment, the holders of the shares entitled to the funds and any other Special Redemption Price consideration so repaid to the Corporation shall look only to the Corporation for payment without interest or other earnings.

(iii)       The Corporation may delay the closing of any Series B Special Redemption if the Corporation would be prohibited from paying the Special Redemption Price under Section 2-311 of the Maryland General Corporation Law, or any successor statute, until such time determined in good faith by the Board of Directors that the Corporation would be permitted to pay the Special Redemption Price.

(11)       ISSUANCE OF NEW PREFERRED STOCK. Notwithstanding anything herein to the contrary, including Section 6 [Voting Rights] of the Original Articles, no holder of Series B Preferred Stock shall be entitled to vote on, or consent to, the authorization, classification, reclassification, creation or issuance of New Preferred Stock.

SECOND: The amendment to the Charter as set forth above has been advised by the Board of Directors of the Corporation and approved by the stockholders of the Corporation entitled to vote thereon as required by law.

THIRD: The undersigned acknowledges this Articles of Amendment to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties of perjury.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be signed in its name and on its behalf by its _______________and attested to by its _______ on this ____ day of _________, 2022.

ATTEST:	IMPAC MORTGAGE HOLDINGS, INC.

By:
Name:	Name:
Title:	Title:

EXHIBIT A - 2

SERIES C PREFERRED STOCK– ARTICLES OF AMENDMENT

(see attached)

EXHIBIT A-2

IMPAC MORTGAGE HOLDINGS, INC.

ARTICLES OF AMENDMENT1

Impac Mortgage Holdings, Inc., a Maryland corporation (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland (the “SDAT”) that:

FIRST: Articles Supplementary (the “Articles Supplementary”) of the Corporation establishing the Corporation’s 9.125% Series C Cumulative Redeemable Preferred Stock (the “Series C Preferred Stock”) were filed with and accepted for record by the SDAT on November 18, 2004 and formed a part of the charter of the Corporation (the “Charter”). Articles of Amendment were filed with and accepted for record by the SDAT on June 29, 2009, which amended and restated the Articles Supplementary (the “Amendment”). The Amendment is hereby amended to add the following new Section 8, Section 9, Section 10 and Section 11 to follow Section 7:

(8)       DEFINED TERMS. As used in this Section 8 and in Section 9, Section 10 and Section 11, the following terms shall have the following meanings:

(a)       “Amendment Effective Date” means the date the Articles of Amendment setting forth this Section 8 and in Section 9, Section 10 and Section 11 are accepted for record by the State Department of Assessments and Taxation of Maryland (the “SDAT”).

(b)        “Exchange Offer” means the Exchange Offer as defined in the Exchange Offer Registration Statement.

(c)       “Exchange Offer Registration Statement” means the Registration Statement on Form S-4, Commission File No. 333-______, filed by the Corporation with the United States Securities and Exchange Commission under the Securities Act of 1933, as amended, and all amendments thereto, and the related form of prospectus included therein.

(d)       “Series B Special Redemption” means the Corporation’s right and obligation to redeem outstanding shares of the Corporation’s 9.375% Series B Cumulative Redeemable Preferred Stock (the “Series B Preferred Stock”) pursuant to the “Series B Special Redemption” set forth in Articles of Amendment filed with, and accepted for record by, the SDAT on or about the Amendment Effective Date and described in the Exchange Offer Registration Statement.

(e)       “Series C Articles” means the Articles Supplementary classifying the Series C Preferred Stock, filed with and accepted for record by the SDAT on November 18, 2004, as amended by the Articles of Amendment to such Articles Supplementary, filed with and accepted for record by the SDAT on June 29, 2009.

1 These Articles of Amendment to be filed with the SDAT before the closing of the Exchange Offer.

(f)       “Series C Warrants” means the Corporation’s Warrants contemplated by the [Warrant Agreement], dated as of _______________, and described in the Exchange Offer Registration Statement.

(g)       “New Preferred Stock” means the Corporation’s Series ___ Cumulative Redeemable Preferred Stock, having the terms set forth in the form of Articles Supplementary attached as Annex ___ to the Exchange Offer Registration Statement.2

(9)       EXCHANGE OFFER REDEMPTIONS. Subject to the terms and conditions of the Exchange Offer as described in the Exchange Offer Registration Statement, the Corporation shall have the right and obligation to redeem outstanding shares of Series C Preferred Stock, and the right and obligation to redeem outstanding shares of Series B Preferred Stock pursuant to the Exchange Offer (the “Exchange Offer Redemptions”). The Corporation’s power to effect the Exchange Offer Redemptions shall be without regard to or compliance with any other provision set forth in the Series C Articles, including, without limitation, Section 3 [Dividends] and Section 5 [Redemption] thereof. In furtherance of, and without limitation to, the foregoing sentence, in connection with the Exchange Offer Redemptions, the Corporation shall have no obligation to pay or make allowance for, and will make no payment or allowance for, accrued and unpaid dividends on any share of Series C Preferred Stock outstanding (whether or not any such dividends have accumulated and whether or not such dividends accrued before or after the Amendment Effective Date).

(10)       SERIES C SPECIAL REDEMPTION.

(a)       Right and Obligation of Series C Special Redemption. The Corporation shall have the right and obligation to redeem all outstanding shares of Series C Preferred Stock pursuant to the special redemption set forth in this Section 10 (the “Series C Special Redemption”) and the power to effect the Series B Special Redemption. The Corporation’s right and obligation to effect the Series C Special Redemption and the Corporation’s power to effect the Series B Special Redemption shall be without regard to or compliance with any other provision set forth in the Series C Articles, including, without limitation, Section 3 [Dividends] and Section 5 [Redemption] thereof. In furtherance of, and without limitation to, the foregoing sentence, in connection with the Series C Special Redemption and the Series B Special Redemption, the Corporation shall have no obligation to pay or make allowance for, and will make no payment or allowance for, accrued and unpaid dividends on any share of Series C Preferred Stock outstanding (whether or not any such dividends have accumulated and whether or not such dividends accrued before or after the Amendment Effective Date).

2 Terms of the New Preferred Stock will be as set forth in the Terms of New Preferred Stock and, as described therein, New Preferred Stock may be defined to include more than one class.

(b)       Special Redemption Price. The Corporation shall have the right to redeem the outstanding shares of Series C Preferred Stock, in whole but not in part, on such date as may be fixed by the Corporation on or prior to the date that is two years from the Amendment Effective Date for the following per share redemption price (the “Special Redemption Price”): (i) either (A) $0.10 or (B) one (1) share of New Preferred Stock,3 whichever is paid to a holder of a share of Series C Preferred Stock in connection with the closing of the Exchange Offer; (ii) 1.25 shares of the Corporation’s Common Stock, $0.01 par value per share (“Common Stock”); and (iii) 1.5 Series C Warrants; provided, however, (1) no fractional shares of Common Stock will be issued pursuant to subsection (ii) of this sentence, and each holder of Series C Preferred Stock otherwise entitled to receive a fractional share of Common Stock shall be entitled to receive one share of Common Stock in lieu of the fraction of a share of Common Stock and (2) no fractional Series C Warrants will be issued pursuant to subsection (iii) of this sentence and the Corporation shall round down to the nearest whole number the number of Series C Warrants to be issued to each holder of Series C Preferred Stock otherwise entitled to receive a fractional Series C Warrant. If the Corporation has not provided written notice of its election to effect the Series C Special Redemption by the date that is 65 days from the Amendment Effective Date, then, upon the written request of the holder of any outstanding share of Series C Preferred Stock on or prior to the date that is two years from the Amendment Effective Date (the “Stockholder Put Notice”), the Corporation shall effect the Series C Special Redemption for all, but not less than all, of the outstanding shares of Series C Preferred Stock at the Special Redemption Price on such date as may be fixed by the Corporation within 90 days of receipt by the Corporation of the Stockholder Put Notice (the “Put Closing Date”) in accordance with this Section 10.

(c)       No Dividends Paid with Respect to Series C Special Redemption. In connection with the Series C Special Redemption, the Corporation shall only be obligated to pay with respect to each share of Series C Preferred Stock the Special Redemption Price and the Corporation shall have no obligation to pay or make allowance for, and will make no payment or allowance for, accrued and unpaid dividends on any share of Series C Preferred Stock outstanding (whether or not any such dividends have accumulated and whether or not such dividends accrued before or after the Amendment Effective Date).

(d)       Effect on Series C Preferred Stock. If notice of the Series C Special Redemption has been given as contemplated below and if the funds and other Special Redemption Price consideration necessary for the Series C Special Redemption have been set aside by the Corporation for the benefit of the holders of shares of Series C Preferred Stock, then, from and after the date of the Series C Special Redemption, the shares of Series C Preferred Stock shall no longer be deemed outstanding, dividends will cease to accrue on shares of Series C Preferred Stock, and all rights of the holders of such shares will terminate, except the right to receive for each share of Series C Preferred Stock the Special Redemption Price. Holders of Series C Preferred Stock shall surrender such shares of Series C Preferred Stock at the place and in accordance with the procedures specified in such notice and, upon such surrender, each such share of Series C Preferred Stock shall be redeemed by the Corporation at the Special Redemption Price.

3 If, as contemplated by the Terms of New Preferred Stock, two classes of New Preferred Stock are created, this reference will be updated to specify the New Preferred Stock payable to the holders of Series C Preferred Stock.

(e)       Procedures for Series C Special Redemption.

(i)       If the Corporation elects to effect the Series C Special Redemption or is required to effect the Series C Special Redemption pursuant to this Section 10, the Corporation shall send notice of the Series C Special Redemption substantially in accordance with the applicable procedures of The Depository Trust Company, including notice periods or required information as shall be determined by the Corporation in accordance with the applicable procedures of The Depository Trust Company. No failure to give such notice or any defect thereto or in the mailing thereof shall affect the validity of the Series C Special Redemption except as to the holder to whom notice was defective or not given and is not later corrected or given.

(ii)       If the Corporation elects to effect the Series C Special Redemption or is required to effect the Series C Special Redemption pursuant to this Section 10, the Corporation shall deposit the required funds and any other Special Redemption Price consideration with a bank or trust company for the purpose of redeeming Series C Preferred Stock, which deposit shall be irrevocable except that:

(A)       the Corporation shall be entitled to receive from such bank or trust company the interest or other earnings, if any, earned on any money so deposited in trust, and the holders of any shares redeemed shall have no claim to such interest or other earnings; and

(B)       any balance of funds and any other Special Redemption Price consideration so deposited by the Corporation and unclaimed by the holders of the Series C Preferred Stock entitled thereto at the expiration of two years from the applicable redemption date shall be repaid, together with any interest or other earnings thereon, to the Corporation, and after any such repayment, the holders of the shares entitled to the funds and any other Special Redemption Price consideration so repaid to the Corporation shall look only to the Corporation for payment without interest or other earnings.

(iii)       The Corporation may delay the closing of any Series C Special Redemption if the Corporation would be prohibited from paying the Special Redemption Price under Section 2-311 of the Maryland General Corporation Law, or any successor statute, until such time determined in good faith by the Board of Directors that the Corporation would be permitted to pay the Special Redemption Price.

(11)       ISSUANCE OF NEW PREFERRED STOCK. Notwithstanding anything herein to the contrary, including Section 6 [Voting Rights] of the Series C Articles, no holder of Series C Preferred Stock shall be entitled to vote on, or consent to, the authorization, classification, reclassification, creation or issuance of New Preferred Stock.

SECOND: The amendment to the Charter as set forth above has been advised by the Board of Directors of the Corporation and approved by the stockholders of the Corporation entitled to vote thereon as required by law.

THIRD: The undersigned acknowledges this Articles of Amendment to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties of perjury.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be signed in its name and on its behalf by its _______________and attested to by its _______ on this ____ day of _________, 2022.

ATTEST:	IMPAC MORTGAGE HOLDINGS, INC.

By:
Name:	Name:
Title:	Title:

EXHIBIT A – 3

TERMS OF NEW PREFERRED STOCK

(see attached)

EXHIBIT A-3

TERMS OF NEW PREFERRED STOCK

This term sheet sets forth the terms of a new series of preferred stock that may be issued by Impac Mortgage Holdings, Inc., a Maryland corporation (the “Company”), to holders of the Company’s 9.375% Series B Cumulative Redeemable Preferred Stock, par value $0.01 per share (“Series B Preferred Stock”), and 9.125% Series C Cumulative Redeemable Preferred Stock, par value $0.01 per share (“Series C Preferred Stock”), in connection with the Company’s proposed exchange offer for all outstanding shares of Series B Preferred Stock and Series C Preferred Stock (the “Exchange Offer”) and potential subsequent redemption of any shares of Series B Preferred Stock or Series C Preferred Stock that are not acquired in the Exchange Offer.

Key Terms

Issuer	Impac Mortgage Holdings, Inc., a Maryland corporation.
Designation	Series [●] Cumulative Redeemable Preferred Stock, par value $0.01 per share (the “New Preferred Stock”).
Ranking

The New Preferred Stock will, with respect to dividend rights and rights on liquidation, dissolution or winding up, rank senior to the existing Series B Preferred Stock and Series C Preferred Stock and all other classes and series of equity securities of the Company expressly designated as ranking junior to the New Preferred Stock.

Dividends

Holders of New Preferred Stock will be entitled to receive non-participating, cumulative cash dividends from and including the original issue date, at a fixed rate equal to 8.25% per annum of the $0.10 per share liquidation preference (not including any accrued but unpaid dividends). Dividends will be payable annually in arrears on the last day of December of each year, when, as and if authorized by the Company’s board of directors and declared by the Company.

Liquidation Preference

In the event of any liquidation or winding up of the Company, the New Preferred Stock will be entitled to receive, in preference to any outstanding shares of Series B Preferred Stock, Series C Preferred Stock, common stock and any other junior securities, an amount equal to $0.10 per share plus all accrued and unpaid dividends thereon to (but not including) the date of payment.

Key Terms

Redemption
Redemption by the Company

The Company shall, and shall be required to, redeem the New Preferred Stock, in whole, but not in part, on (a) the 60th day, or such earlier date as may be fixed by the Company, after the date of any public announcement by the Company of annual or quarterly financial statements that indicate that payment of the redemption price would not cause the Company to violate the restrictions on payment of distributions to stockholders under Section 2-311 of the Maryland General Corporation Law unless, prior to such redemption date, the Company’s Board of Directors determines in good faith that the payment by the Company of the redemption price for the New Preferred Stock as of the applicable redemption date would cause (collectively, the “Redemption Restrictions”) (i) the Company to violate the restrictions on payment of distributions to stockholders under Section 2-311 of the Maryland General Corporation Law, (ii) any material breach of or default under the terms and conditions of any obligation of the Company, including any agreement relating to its indebtedness, or (iii) the Company to violate any restriction or prohibition of any law rule or regulation applicable to the Company or of any order, judgment or decree of any court or administrative agency or (b) any date fixed by the Company not more than 60 days after any determination by the Company’s Board of Directors in good faith that the payment by the Company of the redemption price for the New Preferred Stock as of such redemption date would not cause the Company to violate the Redemption Restrictions. For the avoidance of doubt, if the Company’s Board of Directors makes a determination pursuant to clause (a) of the preceding sentence that redemption of the New Preferred Stock would violate any of the Redemption Restrictions, the requirement to redeem the New Preferred Stock as described in clause (a) of the preceding sentence shall recur upon each and any subsequent public announcement by the Company of annual or quarterly financial statements that indicate that payment of the redemption price would not cause the Company to violate the restrictions on payment of distributions to stockholders under Maryland law, subject, in each instance, to a determination in good faith by the Company’s Board of Directors that payment of the redemption price would cause the Company to violate any of the Redemption Restrictions. The Company’s Board of Directors, or a duly-authorized committee thereof, shall, within 30 days after the public announcement of each annual or quarterly financial statements of the Company, and within 10 days after the issuance by the Company of any capital stock in exchange for cash or other consideration (other than in connection with any stock dividend or stock split or pursuant to any equity incentive plan maintained by the Company), evaluate, in good faith, whether the redemption of the New Preferred Stock would be permitted in light of the Redemption Restrictions.

2

Key Terms

Redemption Price	Cash equal to $0.10 per share plus all accrued and unpaid dividends thereon to (but not including) the redemption date.
Deferral of Redemption Closing Date

The Company may, on notice to the holders of outstanding shares of New Preferred Stock, defer the redemption date for any shares of New Preferred Stock called for redemption until such time as the Board of Directors of the Company determines that payment of the redemption price would not cause the Company to violate the restrictions on payment of distributions to stockholders pursuant to Section 2-311 of the Maryland General Corporation Law.

Conversion Rights	None.
Voting Rights

The holders of the New Preferred Stock will be entitled to vote only on amendments to the terms of the New Preferred Stock, whether by merger, consolidation or otherwise, that materially and adversely impact the terms of the New Preferred Stock, including the authorization or issuance of any preferred stock or other equity securities of the Company senior to or on parity with the New Preferred Stock.

Registration

The issuance of the New Preferred Stock will be registered with the Securities and Exchange Commission, but the New Preferred Stock will not be listed on any securities exchange and is expected to be illiquid.

Attorneys Fees for Class Counsel for Series B Preferred Stock

To the extent required by any court order, or reasonably necessary to accommodate any pending fee petition of class counsel for the holders of Series B Preferred Stock, the Company may escrow or pay to such class counsel a portion of the New Preferred Stock otherwise payable to the holders of Series B Preferred Stock in the Exchange Offer or upon a special redemption of the Series B Preferred Stock. To the extent that the Company determines that such action is reasonably necessary to accommodate the requirements of any petition for attorneys’ fees or order with respect to attorneys’ fees of class counsel to the holders of Series B Preferred Stock, the Company may modify the terms of the New Preferred Stock or create two separate classes of New Preferred Stock (such that the holders of Series B Preferred Stock and Series C Preferred Stock receive separate series of New Preferred Stock) to permit the payment of such attorneys’ fees solely by the holders of Series B Preferred Stock.

3